                                                                  Exhibit 99.3
                                                                  CONFORMED COPY

                            STOCKHOLDERS AGREEMENT

   STOCKHOLDERS AGREEMENT (this "Agreement") dated as of August 15, 1999, by and among Markel Corporation, a Virginia corporation ("VA"), Terra Nova (Bermuda) Holdings Ltd., a Bermuda corporation ("BB"), and the other parties signatory hereto (each a "Stockholder" and together, the "Stockholders").

                                   RECITALS

   A. Simultaneously herewith VA and BB are entering into an Agreement and Plan of Merger and Scheme of Arrangement between VA and BB dated as of August 15, 1999 (the "Merger Agreement").

   B. The Merger Agreement provides for (i) the merger (the "Merger") of Mint Sub Ltd., a corporation to be organized under the laws of Virginia as a wholly-owned subsidiary of Virginia Holdings Inc. ("Mint"), a corporation to be organized under the laws of Virginia, with and into VA and (ii) a Scheme of Arrangement between BB and certain of its shareholders (the "Scheme"). Pursuant to the Merger and the Scheme, the holders of the outstanding capital stock of BB and VA, respectively, will receive the applicable consideration set forth in the Merger Agreement. Upon consummation of the Merger and the Scheme, BB will be a wholly owned subsidiary of Mint, which will change its name to Markel Corporation.

   C. Each Stockholder owns that number of VA's common shares, no par value (the "Common Shares") set forth next to such Stockholder's name on Exhibit A hereto.

   D. As a condition to its willingness to enter into the Merger Agreement, BB has required that each Stockholder agree, and each Stockholder has agreed, among other things, to execute and deliver this Agreement with respect to the Common Shares now owned or in the future acquired by such Stockholder (all such shares, including those now owned and those acquired in the future being referred to herein as the "Shares"), on the terms and conditions provided for herein.

   E. Capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement.

   NOW, THEREFORE, in consideration of the foregoing and the representations, warranties and agreements herein contained, the parties hereto agree as follows:

   1. Irrevocable Proxy. Each Stockholder hereby irrevocably appoints BB or any designee of BB the lawful agent, attorney and proxy of such Stockholder, during the term of this Agreement at any meeting of the Stockholders of VA, however called, or in connection with any written consent of the Stockholders of VA, to vote (or cause to be voted) the Shares held of record or beneficially by such Stockholder (i) in favor of the Scheme, the execution and delivery by VA of the Merger Agreement and the approval of the terms thereof and each of the other actions contemplated by the Merger Agreement, this Agreement and any actions required in furtherance hereof and thereof; (ii) against any action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of VA under the Merger Agreement or this Agreement; and (iii) against the following actions (other than the Scheme and the transactions contemplated by the Merger Agreement): (1) any extraordinary corporate transaction, such as a merger, consolidation, amalgamation or other business combination involving VA or its subsidiaries; (2) a sale, lease or transfer of a material amount of assets of VA or its subsidiaries or a reorganization, recapitalization, dissolution or liquidation of VA or its subsidiaries; (3) (a) any change in the majority of the Board of Directors of VA; (b) any material change in the present capitalization of VA or any material amendment of VA's certificate of incorporation and memorandum of association;
(c) any other material change in VA's corporate structure or business; or (d) any other action which, is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, discourage or materially adversely affect the Scheme or the transactions contemplated by the Merger Agreement or this Agreement or the contemplated economic benefits of any of the foregoing. Each Stockholder intends this proxy to be irrevocable and coupled with an interest and will take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy and hereby revokes any proxy previously granted by it with respect to the Shares. Each Stockholder shall not during the term of this Agreement purport to vote (or execute a consent with respect to) such Shares (other than through this irrevocable proxy) or grant any other proxy or power of attorney with respect to any Shares, deposit any Shares into a voting trust or enter into any agreement (other than this Agreement), arrangement or understanding with any person, directly or indirectly, to vote, grant any proxy or give instructions with respect to the voting of such Shares.

   2.1 Representations and Warranties. BB hereby represents and warrants to each Stockholder as follows:

     (a) Due Authorization. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of BB, and no other corporate proceedings on the part of BB are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by BB and constitutes a valid and binding agreement of BB enforceable against BB in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally and (ii) is subject to general principles of equity.

     (b)  No Conflicts. Except for (i) filings under the HSR Act, if applicable,
(ii) the applicable requirements of the Exchange Act, and the Securities Act of 1933, as amended (the "Securities Act"), (iii) the applicable requirements of state securities, takeover or Blue Sky laws and (iv) such

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

notifications, filings, authorizing actions, orders and approvals as may be required under other laws, (A) no filing with, and no permit, authorization, consent or approval of, any state, federal or foreign public body or authority is necessary for the execution of this Agreement by BB and the consummation by each of the transactions contemplated hereby and (B) neither the execution and delivery of this Agreement by BB nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the provisions hereof shall
(1) conflict with or result in any breach of any provision of its certificate of incorporation or by-laws (or similar documents), (2) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which it is a party or by which it or any of its properties or assets may be bound or (3) violate any order, writ, injunction, decree, statute, rule or regulation applicable to it or any of its properties or assets, except in the case of (2) or (3) for violations, breaches or defaults which would not in the aggregate materially impair the ability of BB to perform its obligations hereunder.

     (c) Good Standing. BB is a corporation duly organized, validly existing and in good standing under the laws of Bermuda and has all requisite corporate power and authority to execute and deliver this Agreement.

     2.2. Representations and Warranties of the Stockholders. Each Stockholder hereby severally and not jointly represents and warrants to BB as follows:

     (a) Ownership of Shares. Stockholder is the owner of the Shares set forth next to such Stockholder's name on Exhibit A hereto and has the power to vote and dispose of such Shares.

     (b) Power. Binding Agreement. Stockholder has the legal capacity, power and authority to enter into and perform all of its obligations under this Agreement. The execution, delivery and performance of this Agreement by Stockholder will not violate any other agreement to which Stockholder is a party including, without limitation, any voting agreement, stockholders agreement or voting trust. This Agreement has been duly and validly authorized, executed and delivered by Stockholder and constitutes a valid and binding agreement of Stockholder, enforceable against Stockholder in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally and (ii) is subject to general principles of equity.

     (c) No Conflicts. Except for (i) filings under the HSR Act, if applicable,
(ii) the applicable requirements of the Exchange Act and the Securities Act,
(iii) the applicable requirements of state securities, takeover or Blue Sky laws, (iv) such notifications, filings, authorizing actions, orders and approvals as may be required under other laws, (A) no filing by such Stockholder with, and no permit, authorization, consent or approval of, any state, federal or foreign public body or authority is

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

necessary for the execution of this Agreement by Stockholder and the consummation by Stockholder of the transactions contemplated hereby and (B) neither the execution and delivery of this Agreement by Stockholder nor the consummation by Stockholder of the transactions contemplated hereby nor compliance by Stockholder with any of the provisions hereof shall (1) conflict with or result in any breach of any provision of the certificate of incorporation, by-laws, trust or charitable instruments (or similar documents) of Stockholder, (2) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which Stockholder is a party or by which he or it or any of his or its properties or assets may be bound or (3) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Stockholder or any of his or its properties or assets, except in the case of (A) or (B) for violations, breaches or defaults which would not in the aggregate materially adversely affect the ability of Stockholder to perform his or its obligations hereunder.

     3. Certain Covenants of Stockholder. Each Stockholder hereby severally, and not jointly, covenants and agrees as follows:

     (a) No Solicitation. During the term of this Agreement, neither
Stockholder nor any officer, director, employee, representative or agent of Stockholder shall, directly or indirectly, solicit, facilitate, participate in or initiate any inquiries or the making of any proposal by any person or entity (other than BB) which constitutes, or may reasonably be expected to lead to any sale of the Shares or any Acquisition Proposal. If Stockholder, or any officer, director, employee, representative or agent of Stockholder, receives an inquiry or proposal with respect to the sale of Shares, then Stockholder shall promptly inform BB of the terms and conditions, if any, of such inquiry or proposal and the identity of the person making it. Stockholder shall, and shall cause its officers, directors, employees, representatives and agents to, immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing. The foregoing provisions of this Section 3(a) shall not be construed to limit actions taken, or require actions to be taken, by any Stockholder who is a director of VA that are required or restricted by his or her director's fiduciary duties and that are undertaken solely in such person's capacity as a director of VA.

     (b) Restriction on Transfer, Proxies and NonInterference. Stockholder hereby agrees, while this Agreement is in effect, and except as contemplated hereby, not to (a) sell, transfer, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, pledge, encumbrance, assignment or other disposition of, any of the Shares or (b) grant any proxies, deposit any Shares into a voting trust or enter into a voting agreement with respect to any Shares or (c) take any action that would make any representation or warranty of such Stockholder contained herein untrue or incorrect or have the effect

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

of preventing or disabling such Stockholder from performing his or its obligations under this Agreement.

     (c) Legending of Certificates: Nominees-Shares. If requested by BB, Stockholder agrees to submit to BB contemporaneously with or promptly following execution of this Agreement all certificates representing the Shares so that BB may note thereon a legend referring to the proxy and other rights granted to it by this Agreement. If any of the Shares beneficially owned by Stockholder are held of record by a brokerage firm in "street name" or in the name of any other nominee (a "Nominee", and, as to such Shares, "Nominee Shares"), Stockholder agrees that, upon written notice by BB requesting it, Stockholder will within five days of the giving of such notice execute and deliver to BB a limited power of attorney in such form as shall be reasonably satisfactory to BB enabling BB to require the Nominee to (i) grant to BB an irrevocable proxy to the same effect as Section 1 hereof with respect to the Nominee Shares held by such Nominee, and (ii) submit to BB the certificates representing such Nominee Shares for notation of the above-referenced legend thereon.

     (d) Stop Transfer Order. In furtherance of this Agreement, concurrently herewith, Stockholder shall and hereby does authorize VA's counsel to notify VA's transfer agent that there is a stop transfer order with respect to all of the Shares (and that this Agreement places limits on the voting and transfer of such shares), provided that Shares may be transferred to Nominees upon notice to
              --------
BB of the transfer thereof.

     4. Further Assurances. From time to time, at the other party's request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further action as may be necessary or desirable to effectuate the transactions contemplated by this Agreement.

     5. Adjustments to Prevent Dilution, etc. In the event of a stock dividend or distribution, or any change in VA's capital stock by reason of any stock dividend, split-up, reclassification, recapitalization, combination or the exchange of shares, the term "Shares" shall be deemed to refer to and include the Shares as well as all such stock dividends and distributions and any shares into which or for which any or all of the Shares may be changed or exchanged.

     6.  Miscellaneous.

     (a) Entire Agreement, Assignment. This Agreement (i) constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and (ii) shall not be assigned by operation of law or otherwise, provided that BB may assign its rights and obligations hereunder to any direct or indirect wholly owned parent company or subsidiary of BB, but no such assignment shall relieve BB of its obligations hereunder if such assignee does not perform such obligations.

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

     (b) Amendments. This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by the applicable Stockholder and BB.

     (c) Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if so given) by hand delivery, telegram, telex or telecopy, or by mail (registered or certified mail, postage prepaid, return receipt requested) or by any courier service, such as Federal Express, providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the following addresses:

     If to a Stockholder, to the address of such Stockholder indicated on Exhibit A hereto.

     If to BB:

               Terra Nova (Bermuda) Holdings Ltd.
               Richmond House
               2nd Floor
               12 Par-la-ville Road
               Hamilton HM 8, Bermuda
               Facsimile No.: (44-1) 296-6645
               Attention: John J. Dwyer and
                          Jean M. Waggett, Esq.

               with a copy to:

               Debevoise & Plimpton
               875 Third Avenue
               23rd Floor
               New York, New York 10022
               Attention: Edward A. Perell, Esq.
               Facsimile No.: (212) 909-6836

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

     (d) Governing Law. Except to the extent that the VSCA applies because VA is a Virginia corporation, this Agreement shall be governed in all respects by the laws of the State of New York without regard to any laws or regulations relating to choice of laws (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

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

     (e) Cooperation as to Regulatory Matters. If so requested by BB, promptly after the date hereof, Stockholder will use its reasonable best efforts to cause such Stockholder and VA (if required) to make all filings which are required under the HSR Act and applicable requirements and to seek all regulatory approvals required in connection with the transactions contemplated hereby.

     (f) Termination. This Agreement shall terminate on the earlier of (i) the Effective Time or (ii) the termination of the Merger Agreement in accordance with its terms.

     (g) Specific Performance. Each of the parties hereto recognizes and acknowledges that a breach by it of any covenants or agreements contained in this Agreement will cause the other party to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore, each of the parties hereto agrees that in the event of any such breach the aggrieved party shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

     (h) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same Agreement.

     (i) Descriptive Headings. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

     (j) Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

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

     IN WITNESS WHEREOF, this Agreement has been executed by or on behalf of each of the parties hereto, all as of the date first above written.

                              MARKEL CORPORATION


                              By: /s/  Steven A. Markel
                                 --------------------------------

                              Title: Vice President
                                 --------------------------------

                              TERRA NOVA  (BERMUDA) HOLDINGS LTD.


                              By: /s/  John J. Dwyer
                                 --------------------------------
                              Title: Chairman
                                    -----------------------------

STOCKHOLDERS:

                              STEVEN A.  MARKEL


                              By: /s/ Steven A. Markel
                                 --------------------------------
                                  Name: Steven A. Markel
                                  Title: Stockholder

                              ANTHONY F. MARKEL


                              By: /s/ Anthony F. Markel
                                 --------------------------------
                                  Name: Anthony F. Markel
                                  Title: Stockholder

                              ALAN I. KIRSHNER


                              By: /s/ Alan I. Kirshner
                                 --------------------------------
                                  Name: Alan I. Kirshner
                                  Title: Stockholder

EXHIBIT A

Stockholder Name                          Number of Shares
----------------                          ----------------
Steven A. Markel                               470,361

Anthony F. Markel                              341,763

Alan I. Kirshner                               102,302

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